UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 10, 2007
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(732) 271-9090
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      Results of Operations and Financial Condition.

On October 10, 2007, EMCORE Corporation (the “Registrant”) issued a press release disclosing its unaudited financial results for the third quarter of fiscal 2007 ended June 30, 2007.  A copy of this press release is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  Furthermore, the information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The information set forth above is intended to be furnished under this ITEM 2.02, “Results of Operations and Financial Condition,” and under ITEM 7.01, “Regulation FD Disclosure.”

***

Forward-looking statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, (a) the Company’s unaudited results for the fourth quarter and fiscal year 2006 and our first, second and third quarters of fiscal 2007, (b) statements related to the Company’s review of its historic stock option granting practices, including statements concerning the determination of accounting adjustments and related tax and financial consequences in connection with the Special Committee’s recommendations, and (c) the timing of filing of reports with the SEC. These risks and uncertainties include, but are not limited to, (a) the difficulty of predicting quarterly and year-end financial results, (b) the finalization and audit of the Company’s fiscal year 2006 results, (c) the effects of the Company’s review of its historic stock option granting practices, including (i) risks and uncertainties relating to developments in regulatory and legal guidance regarding stock option grants and accounting for such grants, (ii) the possibility that the Company will not be able to file additional reports with the SEC in a timely manner, (iii) the possibility that the Company may determine that additional stock-based compensation expenses and other additional expenses be recorded in connection with affected option grants (iv) negative tax consequences arising out of the stock option review, (v) the possible delisting of the Company’s stock from the NASDAQ National Market pursuant to NASDAQ Marketplace Rule 4310(c)(14), (vi) the impact of any actions that may be required or taken as a result of such review or the NASDAQ hearing and review process, and (vii) risk of litigation arising out of or related to the Company’s stock option grants or a restatement of the Company’s financial statements, and (d) factors discussed from time to time in reports filed by the Company with the SEC. The forward-looking statements contained in this news release are made as of the date hereof and EMCORE does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

ITEM 7.01 Regulation FD Disclosure.

See ITEM 2.02, “Results of Operations and Financial Condition,” above.

ITEM 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 10, 2007, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: October 10, 2007	By: /s/ Adam Gushard Name: Adam Gushard Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 10, 2007, issued by EMCORE Corporation.